COMMITMENTS AND CONTINGENT LIABILITIES - Future minimum payments to employees under employment contracts (Details 1) (Employment Contracts) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Employment Contract [Line Items]
2014	$ 6,648	40,534
2015	4,870	29,692
2016	2,858	17,426
2017	1,783	10,874
2018	1,725	10,514
2019 and thereafter	15,561	94,847
Total minimum employment contract payments	$ 33,445	203,887